KFX, Inc.

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT



                              Dated March 4, 2003




                                   KFX, INC.

            COMMON STOCK AND WARRANT PURCHASE AGREEMENT

      THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is entered into on March 4, 2003, by and among KFx, Inc., a Delaware corporation (the "Company"), and the parties listed on the "Schedule of Investors" attached hereto as Schedule A (each, an "Investor" and collectively, the "Investors"), with reference to the following facts:

      WHEREAS, the Company has authorized the sale and issuance of up to six million (6,000,000) shares (the "Shares") of its common stock, par value $.001 per share (the "Common Stock") pursuant to the terms of this Agreement;

      WHEREAS, the Company has authorized the issuance of warrants, in substantially the form attached hereto as Exhibit A, to purchase up to one million two hundred thousand (1,200,000) shares of Common Stock (the "Warrants") pursuant to the terms of this Agreement; and

      WHEREAS, the Company wishes to sell to the Investors, and the Investors wish to purchase from the Company, the Shares and Warrants on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

      1. Authorization and Sale of the Shares.

         1.1 Authorization. The Company has authorized the issuance and sale pursuant to the terms and conditions hereof of up to six million (6,000,000) shares of its Common Stock and Warrants to purchase one million two hundred thousand (1,200,000) shares of Common Stock on exercise of the Warrants.

         1.2 Issuance and Sale of the Shares and Warrants. Subject to the terms and conditions hereof, and in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, each Investor agrees, severally but not jointly, to purchase, and the Company agrees to issue and sell to each such Investor, at the Closing (as defined in Section 1.3): (a) the number of shares of Common Stock set forth opposite the name of such Investor on the Schedule of Investors (as such number is subject to change pursuant to Sections 1.5 and 1.6 hereof) (the "Investment"), at the Purchase Price (as defined in Section 1.4) per share as calculated pursuant to Section 1.4 below, and (b) Warrants to purchase initially the number of shares of Common Stock set forth opposite the name of such Investor on the Schedule of Investors initially at an exercise price of $2.75 per share of Common Stock. The total purchase price payable by each Investor for the number of Shares and Warrants that such Investor is hereby agreeing to purchase is set forth opposite the name of such Investor under the heading "Aggregate Investment Amount" on the Schedule of Investors. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of its Common Stock equal to the aggregate number of shares of Common Stock necessary to effect the full exercise of the Warrants.

         1.3 Closing; Delivery.

             (a) Closing. Upon satisfaction of the conditions set forth in Sections 5 and 6, the closing of the purchase, sale and issuance of the Shares and Warrants listed on the Schedule of Investors attached hereto shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York, 10036, on March 4, 2003 (the "Closing Date"), at 10:00 a.m. (New York City time) or at such other time and place as the parties may agree (the "Closing"). At the Closing, the Company and the Investors shall enter into the registration rights agreement attached hereto as Exhibit B (the "Registration Rights Agreement"), relating to the Shares and the Common Stock issuable upon conversion of the Warrants.

             (b) Delivery at the Closing. Subject to the terms and conditions of this Agreement, at the Closing the Company will deliver to each Investor:
(i) a stock certificate representing the number of Shares set forth opposite the name of such Investor on the Schedule of Investors; and (ii) a Warrant to purchase the number of shares of Common Stock set forth opposite the name of such Investor on the Schedule of Investors against delivery to the Company by each such Investor at the Closing of a check or wire transfer of funds for the aggregate purchase price of the Shares acquired by such Investor.

         1.4 Common Stock Purchase Price. The purchase price of the Shares (the "Purchase Price") shall be calculated based upon a 5.0% discount from the average closing price for shares of the Common Stock at the close of trading during the ten (10) consecutive trading days immediately preceding the Closing Date, provided, that the Purchase Price shall be no less than $2.50 per share and no greater than $2.75 per share.

         1.5 Existing Shareholders' Rights of First Refusal. If the holders of the rights of first refusal as disclosed on Schedule 2.2 hereof and any and all other holders of rights of first refusal or similar rights in the Company's equity securities (collectively, "ROFR Rights") exercise their ROFR Rights (or do not waive their ROFR Rights in writing prior to Closing (any waiver being a "ROFR Waiver")) as a result of or as they might relate to the execution of this Agreement or the Related Documents or the consummation of the transactions contemplated hereby or thereby such that the total number of Shares available for the Company to issue and sell to the Investors under this Agreement is below 2,000,000 Shares (the "Walk Away Threshold") (it being understood that for purposes of determining the Walk Away Threshold, an inability by the Company to secure an ROFR Waiver for any ROFR Right prior Closing shall be considered an exercise of such ROFR Right), then the Investors shall have the right, but not the obligation, to withdraw their entire Investment, or any portion thereof (the "Investor Withdrawal Right"), within two (2) Business Days of being notified by the Company that the Walk Away Threshold was not met (a "Walk Away Threshold Notice"). The Walk Away Threshold Notice shall be given to the Investors, both in writing and orally, immediately upon the Company's knowledge of such Walk Away Threshold being met. If any of the holders of the ROFR Rights exercise their ROFR Rights as they relate to this Agreement, the Related Documents or the consummation of the transactions contemplated hereby or thereby, then the number of shares of Common Stock set forth opposite the name of the Investors on the Schedule of Investors shall be changed proportionately (taking into account the exercise of the Investor Withdrawal Right, if any).

         1.6 Additional Closing

             (a) Conditions of Additional Closing. The Company may, on or before thirty (30) days after the Closing have one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, and in connection therewith, the Company may offer and sell to other investors ("Additional Investors"), at a Purchase Price that shall be no less than $2.50 per share of Common Stock and no greater than $2.75 per share of Common Stock, up to a total of 2,000,000 shares of Common Stock ("Additional Shares") and 400,000 warrants to purchase shares of Common Stock at an exercise price of no less than $2.75 per share of Common Stock ("Additional Warrants"). Additional Investors may include persons or entities who are already Investors under this Agreement.

             (b) Amendments. The Company and the Additional Investors purchasing the Additional Shares at any Additional Closing will execute counterpart signature pages to this Agreement of even date herewith, and such Additional Investor will, upon delivery to the Company of such signature pages, become parties to, and be bound by, this Agreement to the same extent as if they had been Investors at the Closing. Immediately after any Additional Closing, Schedule A to this Agreement will be amended to list the Additional Investors purchasing the Additional Shares hereunder and the Additional Shares purchased by any Additional Investor under this Agreement at any such Additional Closing.

             (c) Status of New Investors. Upon the completion of any Additional Closing as provided in this Section 1.6, each Additional Investor will be deemed to be an "Investor" for all purposes of this Agreement.

      2. Representations, Warranties and Agreements of the Company. For purposes of this Section 2, all references to the "Company" in Sections 2.1(a), 2.5, 2.7, 2.8, 2.10 through 2.26, 2.28 and 2.29 shall be deemed to be a reference to the Company and its significant subsidiaries listed on Schedule
2.0. The Company hereby represents and warrants to each Investor that except as set forth on the Schedules attached hereto (which exceptions shall be deemed to be representations and warranties as if made hereunder):

         2.1 Organization; Standing and Power.

             (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, (ii) has all requisite corporate power and authority to own, operate and occupy its properties and to carry on its businesses as presently conducted and as proposed hereafter to be conducted, and (iii) is duly qualified and in good standing to do business as a foreign corporation in each and every jurisdiction where such qualification is necessary to carry out its business and operations, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), business, operations or assets of the Company (the "Condition of the Company");

             (b) The Company has all requisite corporate power and authority to execute and deliver, and perform all of its obligations and the transactions contemplated under this Agreement, the Registration Rights Agreement and the Warrants (collectively, the "Related Documents") and to issue, sell and deliver the Shares and the Warrants in accordance with the terms hereof and the Warrants, as applicable; and

             (c) All of the Company's assets and liabilities are owned by, or the obligation of, the Company or the significant subsidiaries listed on
Schedule 2.0.

         2.2 Capitalization; Reserved Stock, Preemptive Rights. The total authorized capital stock of the Company consists of 80,000,000 shares of Common Stock, of which 38,360,879 shares of Common Stock are issued and outstanding as of February 7, 2003, and 20,000,000 shares of Preferred Stock, of which no shares are issued. All issued and outstanding shares of Common Stock (i) have been duly and validly authorized and issued, (ii) are fully paid and nonassessable and (iii) have been issued in compliance with all applicable federal and state securities laws. Except for (a) the 7,049,090 shares of Common Stock reserved for issuance on exercise of options that are outstanding or reserved for issuance under the Company's equity incentive and stock option plans described in SEC Reports (as defined in Section 2.6), (b) the 24,823,563 shares of common stock to be issued upon the exercise of outstanding warrants and options and (c) the 1,200,000 shares of Common Stock reserved for issuance on exercise of the Warrants, no other shares have been reserved for issuance and there are no outstanding options, warrants or other rights to subscribe for or purchase from the Company any shares of its capital stock or any securities convertible into, exercisable for or exchangeable for its capital stock, and no shares of Common Stock or any other security of the Company, except as otherwise disclosed on Schedule 2.2, are entitled to preemptive rights, co-sale rights, registration rights, rights of first refusal or any other similar rights. Furthermore, except as set forth in this Agreement and as otherwise disclosed on Schedule 2.2, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as otherwise disclosed on Schedule 2.2, the Company is not a party to or bound by any agreement or understanding granting registration rights or anti-dilution rights to any person with respect to any of its equity or debt securities, and, except for customary transfer restrictions, the Company is not a party to any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no holder of such securities has a right of rescission or claim for damages with respect thereto which could have a material adverse effect on the Condition of the Company. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the certificate of incorporation of the Company, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable against the Company and in accordance with all applicable laws, rules and regulations.

         2.3 Authorization and Binding Obligation.

             (a) The execution and delivery by the Company of this Agreement, the other Related Documents, the performance of the Company's obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby (including the issuance and delivery of the Shares, Warrants and the shares of Common Stock issuable on exercise of the Warrants (collectively referred to herein as the "Securities")) have been duly authorized by all necessary corporate action on the part of the Company and its officers and directors and will not, either prior to or as a result of the consummation of the transactions contemplated by this Agreement and the other Related Documents: (i) violate any law or any governmental rule or regulation applicable to the Company, any provision of the certificate of incorporation or bylaws of the Company, or any contract, indenture, agreement or other instrument to which the Company is a party, or by which the Company or any of its assets or property is bound, or (ii) be in conflict with, result in a breach of, or constitute (after the giving of notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of the Company pursuant to the provisions of any contract, indenture, agreement or other instrument to which the Company is a party or by which its assets or property is bound. The Company is not required to obtain any approval, consent or authorization from, or to file any declaration or statement with, any governmental instrumentality or agency in connection with or as a condition to the execution, delivery or performance of this Agreement (including the issuance and delivery of the Securities) or the other Related Documents, other than (x) approval of the Board of Directors of the Company, which has been obtained, (y) the filing of a registration statement as contemplated by the Registration Rights Agreement with the Securities and Exchange Commission ("SEC") and the listing of the Common Stock with the American Stock Exchange, and (z) any applicable state securities law filings, which filing or filings, as the case may be, will be made in accordance with applicable laws and regulations. No other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement and the other Related Documents and the consummation of the transactions contemplated hereby and thereby.

             (b) The Agreement and the Related Documents have been duly executed and delivered by the Company and each of the Agreement and the other Related Documents is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, and the consummation of the transactions contemplated hereby or thereby has been authorized by all necessary corporate action on the part of the Company.

             (c) The Common Stock that is being issued hereunder, when issued, sold, paid for and delivered in accordance with the terms of this Agreement will be duly and validly issued, fully paid and non-assessable, and free and clear of any restrictions on transfer (other than any restrictions under the Securities Act of 1933, as amended (the "Securities Act"), and state securities laws or restrictions imposed by agreements with the Investors) and any taxes, security interests, options, warrants, purchase rights, preemptive rights (other than those preemptive rights which have been waived), contracts, commitments, equities, claims or demands. The shares of Common Stock issuable on exercise of the Warrants, when issued in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable, and free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws) and any taxes, security interests, options, warrants, purchase rights, preemptive rights (other than those preemptive rights which have been waived), contracts, commitments, equities, claims or demands.

         2.4 Securities Law Exemption. Assuming the truth and accuracy of each Investor's representations herein, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

         2.5 Non-contravention. The Company is not in violation or breach of or in default with respect to, any provision of any contract, agreement, instrument, lease, license, arrangement or understanding to which it is a party, except for violations, breaches or defaults that do not, individually or in the aggregate, have a material adverse effect on the Condition of the Company.

         2.6 SEC Reports. The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company has timely filed all required reports, schedules, forms, statements, and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act and filings incorporated therein, since January 1, 2001 (together with other documents that revise or supersede earlier filed documents, the "SEC Reports"). The Company has delivered or made available to the Investors true and complete copies of the SEC Reports. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Reports. None of the SEC Reports, at the time of their respective filings, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material contracts and other documents of the Company required to be filed as exhibits to the SEC Reports have been filed as required. The financial statements of the Company included in the SEC Reports complied as of their respective filing dates in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Regulation S-X promulgated by the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the date hereof, the Company has, on a timely basis, made all filings required to be made by the Company with the SEC and the Company is eligible to file a registration statement on Form S-3 with respect to outstanding shares of its Common Stock to be offered for sale for the account of any person other than the Company.

         2.7 Litigation. Except as disclosed in the SEC Reports under the heading "Legal Proceedings" or in the notes to the Company's financial statements filed with the SEC Reports and on Schedule 2.7, there is no action, suit, arbitration or other proceeding or, to the Company's knowledge, any investigation pending or threatened in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, might have a material adverse effect on the Condition of the Company. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such, which individually or in the aggregate, would have a material adverse effect on the Condition of the Company. There are no requests for confidential treatment of information currently pending before the SEC. There is no investigation, inquiry or proceeding by the SEC of or against the Company currently pending, and, to the Company's knowledge, no such investigation, inquiry or proceeding has been threatened.

         2.8 Financial Statements. The financial statements and the notes related thereto of the Company included in the SEC Reports (the "Financial Statements") (a) have been prepared (i) in accordance with generally accepted accounting principles ("GAAP") (except that the unaudited Financial Statements have not been reviewed by the independent public accountants of the Company and do not contain footnotes and are subject to year-end adjustments, which will not be material), (ii) on a consistent basis for all periods presented, and (iii) in accordance with the books and records of the Company, (b) are complete and correct in all material respects, and (c) fairly present the financial condition of the Company as at said dates, and the results of operations and cash flows for the periods stated. As of the date hereof, there are no liabilities or obligations of the Company ("Liabilities"), accrued, absolute, contingent or otherwise, and whether due or to become due, other than Liabilities that are reflected in the SEC Reports or the Financial Statements or Liabilities incurred since the date of the Financial Statements that are not and would not be, individually or in the aggregate, material to the Condition of the Company. The Company is not aware of any reasonable basis for the assertion against the Company of any other debt, duty, liability, obligation or loss contingency, other than Liabilities, that are not and would not be, individually or in the aggregate, material to the Condition of the Company.

         2.9 Use of Proceeds. The proceeds from the sale of the shares of Common Stock shall be used for general corporate purposes and to partially fund the Company's development of and investment in a K-Fuel production facility to be constructed in accordance with agreements between the Company, Kennecott Alternative Fuels, Inc., and K-Fuel, LLC. The Company is not currently, and upon the execution and performance of this Agreement and the Related Documents and the transactions contemplated hereby and thereby, will not be, restricted from using the proceeds of the Purchase Price in the manner described in this Section 2.9.

         2.10 Intellectual Property.

             (a) The Company owns, or has the contractual right to use, sell or license all intellectual property necessary or required for the conduct of its business as presently conducted and as proposed to be conducted, including, without limitation, all trade secrets, processes, source code, licenses, trademarks, service marks, trade names, logos, brands, copyrights, patents, franchises, domain names and permits (all such intellectual property and the rights thereto are collectively referred to as the "Company IP Rights"), except for any failure to own or have the right to use, sell or license that would not have a material adverse effect on the Condition of the Company. No employee, consultant or agent of the Company has any rights to the Company's IP Rights and the Company is the sole owner of all IP Rights developed by anyone employed by the Company whether or not such employment is full time, part time or on a consulting basis.

             (b) Neither the execution, delivery and performance of this Agreement or the other Related Documents nor the consummation of the transactions contemplated hereby or thereby will (i) constitute a breach of any instrument or agreement governing any Company IP Rights, (ii) cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Company IP Rights or (iii) impair the right of the Company to use, sell or license any Company IP Rights or portions thereof, except for any such breach, forfeiture, termination, right of forfeiture or termination or impairment that would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company.

             (c) The manufacture, marketing, license, sale or intended use of any product currently licensed or sold by the Company is not in breach of any material license or agreement between the Company and any third party or has not infringed and is not infringing on any intellectual property right of any other party. To the best of the Company's knowledge, there is no claim or litigation, pending or threatened, which contests the validity, ownership or right to use, sell, license or dispose of any Company IP Rights.

             (d) The Company owns the Company IP Rights free and clear of all liens or other encumbrances. The Company has not received any communications alleging that the Company has violated or, by conducting its business presently conducted or as proposed to be conducted, violates or will violate any intellectual property rights of any other person or entity.

         2.11 Title to Property and Assets. The Company does not own any real property. The Company has good and marketable title to or, in the case of leases and licenses, has valid, subsisting and enforceable leasehold interests or licenses in, all of its properties and assets of whatever kind (whether real or personal, tangible or intangible) free and clear of any mortgage, pledges, charges, liens, security interests, claims of record or other encumbrances, except for liens or other encumbrances that are not, individually or in the aggregate, material to the Condition of the Company. No person other than the Company owns any equipment or other tangible assets or property situated on the premises of the Company that is necessary to the operation of the business of the Company as conducted or as proposed to be conducted, except for items that are leased. With respect to property leased by the Company, the Company has a valid leasehold interest in such property pursuant to leases which are in full force and effect, and the Company is in compliance in all material respects with the provisions of such leases. All facilities, equipment and other material items of tangible property and assets of the Company are in good operating condition and repair, subject to normal wear and maintenance, and suitable for their respective uses. The Company leases all such properties as are necessary to its business or operations as now conducted.

         2.12 Compliance with Laws. The Company is and has been in compliance with all applicable federal, state and local government statutes, laws, rules, regulations, ordinances, orders, judgments or decrees of any court or government agency, arbitration panel or other governmental authority, that are applicable to the Company, the conduct of its business as presently conducted and as proposed to be conducted, and the ownership of its property and assets (including, without limitation, all Environmental Laws (as defined below) and laws related to occupational safety, health, wage and hour, and employment discrimination), the noncompliance with which could have a material adverse effect on the Condition of the Company, and the Company is not aware of any state of facts, events, conditions or occurrences that may now or hereafter constitute or result in a violation of any such applicable federal, state and local government statutes, laws, rules, regulations, ordinances, orders, judgments or decrees of any court or government agency, arbitration panel or other governmental authority, or that may give rise to the assertion of any such violation, the effect of which could have a material adverse effect on the Condition of the Company. All required reports and filings with governmental authorities have been properly made as and when required, except where the failure to report or file would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company. "Environmental Laws" means all federal, state, local and foreign laws, ordinances, treaties, rules, regulations, guidelines and permit conditions relating to contamination, pollution or the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or the protection of human health and worker safety, including, without limitation, laws and regulations relating to transportation, storage, use, manufacture, disposal or release of, or exposure of employees or others to, Hazardous Materials (as defined below) or emissions, discharges, releases or threatened releases of Hazardous Materials. "Hazardous Materials" means any substance that has been designated by any governmental entity or by applicable Environmental Laws to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to Environmental Laws, but excluding office and janitorial supplies maintained in accordance with Environmental Laws.

         2.13 Licenses and Permits. The Company has obtained and maintains all federal, state and local licenses, permits, consents, approvals, registrations, memberships, authorizations and qualifications required to be maintained in connection with the operations of the Company as presently conducted and as proposed to be conducted, and all such licenses, permits, consents, approvals, registrations, memberships, authorizations and qualifications obtained are valid and in full force and effect, other than those the failure of which to maintain would not have a material adverse effect on the condition of the Company.

         2.14 Related Entities. The Company does not presently own or control, directly or indirectly, any interest in any other subsidiary, corporation, association or other business entity.

         2.15 Changes. Since the date of the most recent SEC Report, and except as set forth on Schedule 2.15, the Company has operated its business diligently and in the ordinary course of business and there has not been, or the Company has not caused, permitted or suffered to exist:

             (a) any material adverse change in the Condition of the Company;

             (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Condition of the Company;

             (c) any waiver or compromise by the Company of a valuable right or of a material debt owed it;

             (d) sold, encumbered, assigned or transferred any assets or properties of the Company, other than in the ordinary course of business;

             (e) incurred any liability whether accrued, absolute, contingent or otherwise, and whether due or to become due, other than in the ordinary course of business;

             (f) created, incurred, assumed or guaranteed any indebtedness or subjected any of its assets to any lien or encumbrance, except for indebtedness, liens or encumbrances that are not, individually or in the aggregate, material to the Condition of the Company;

             (g) declared, set aside or paid any dividends or made any other distributions in cash or property on the Company's capital stock;

             (h) directly or indirectly redeemed, purchased or otherwise acquired any shares of capital stock of the Company;

             (i) suffered any resignation or termination of employment of any key officers or employees;

             (j) except in the ordinary course of business of the Company, increased the compensation payable or to become payable by the Company to any of its officers, employees or directors or increased any bonus, insurance, pension or other employee benefit plan, payment or arrangement made by the Company for or with any such officers, employees or directors;

             (k) made any direct or indirect loan to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

             (l) changed any agreement to which the Company is a party which materially and adversely affects the Condition of the Company;

             (m) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights;

             (n) entered into any other material transaction other than in the ordinary course of business;

             (o) made charitable contributions or pledges in excess of $25,000;

             (p) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

             (q) entered into any agreement or commitment to do any of the things described in this Section 2.15.

         2.16 Investment Company Act Status. The Company is not, and as a result of and immediately upon Closing will not be subject to registration and regulation as an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         2.17 Employee Benefit Plans. Set forth in the SEC Reports or on
Schedule 2.17 are all "employee benefit plans," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company has any liability or obligation, contingent or otherwise. All such employee benefit plans comply and have been maintained and administered in compliance with ERISA, the Code and all other statutes, orders and governmental rules and regulations applicable to such employee benefit plans. The Company or any trade or business, whether or not incorporated, which, together with the Company, is part of a group that is under "common control" as defined in Section 414(b), 414(c), 414(m) or 414(o) of the Code (an "ERISA Affiliate"), has not incurred any liability pursuant to ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company, or in the imposition of any lien on any of the rights, properties or assets of the Company pursuant to ERISA or to such penalty or excise tax provisions of the Code. Neither the Company nor any ERISA Affiliate maintains, sponsors or contributes to, and have not maintained, sponsored or contributed to, any "multiemployer plan," as such term is defined in ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company which is or would cause a material adverse effect to the Condition of the Company. The execution and delivery of this Agreement and the issuance and sale of the Shares and the Warrants will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code, provided that, if Investors, or any person or entity that owns a beneficial interest in Investors, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company or any ERISA Affiliate is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.17, the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or by any ERISA Affiliate.

         2.18 Taxes. The Company has accurately prepared and timely filed all tax returns and reports (federal, state and local) required to be filed and these returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments shown to be due on such returns or reports. Neither the Internal Revenue Service nor any state or local taxing authority has, during the past five years, examined or informed the Company it is in the process of examining, any such tax returns and reports. The provision for taxes of the Company, as shown on the most recent Financial Statements, is adequate for taxes due or accrued as of the date thereof. The Company has provided adequate accruals in accordance with generally accepted accounting principles in its financial statements for any taxes that have not been paid, whether or not shown as being due on any tax returns.

         2.19 Insurance. The Company has in full force and effect fire, casualty and liability insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow the Company to replace any of its properties that might be damaged or destroyed to the extent and in the manner customary for companies in similar businesses similarly situated.

         2.20 Employees. The Company does not have any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

         2.21 Material Contracts. Set forth in the SEC Reports are all contracts, agreements, commitments and arrangements that are material to the Company's business ("Material Contracts"). The Material Contracts are valid and in full force and effect as to the Company, and, to the Company's knowledge, to the other parties thereto. Except as otherwise disclosed herein, the Company is not in violation of, or default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), the Material Contracts, except to the extent that such violations or defaults, individually or in the aggregate, could not reasonably be expected to (a) affect the validity of this Agreement or the other Related Documents, (b) have a material adverse effect on the Condition of the Company, or (c) impair the ability of the Company to perform fully on a timely basis any material obligation which the Company has or will have under this Agreement or the other Related Documents, including, but not limited to, the issuance of the Shares, the Warrants and the shares of Common Stock necessary to effect the full exercise of the Warrants. To the Company's knowledge, none of the other parties to any Material Contract is in violation of or default under any Material Contract in any material respect. The Company has not received any notice of cancellation or any written communication threatening cancellation of any Material Contract by any other party thereto.

         2.22 Transactions with Affiliates. Except as set forth in the SEC Reports, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company, on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company or any person owning in excess of 5% of the outstanding capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

         2.23 AMEX Compliance. The Company's Common Stock is listed on the American Stock Exchange (the "AMEX"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the AMEX. The Company has not received a delisting notification from the AMEX except as otherwise disclosed in the SEC Documents.

         2.24 No Manipulation of Stock. The Company has not taken any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, the Warrants or the Common Stock to be issued upon conversion of the Warrants.

         2.25 Accountants. To the knowledge of the Company, Deloitte & Touche LLP, who the Company expects will express their opinion with respect to the financial statements to be incorporated by reference from the Company's year-end report on Form 10-K for the year ended December 31, 2002 into the initial Registration Statement (as defined in the Registration Rights Agreement) and the Prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

         2.26 Significant Customers and Suppliers. No customer or supplier that was significant to the Company during the period covered by the Financial Statements for the past two years from the date hereof or that has been significant to the Company thereafter, has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company.

         2.27 Brokers and Finders. The Company has not employed any broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement that would be entitled to a broker's, finder's or similar fee or commission payable by any Investor in connection herewith and therewith.

         2.28 Foreign Corrupt Practices. Neither the Company nor any director, officer, employee, agent or other person acting on behalf of the Company has, in the course of that person's actions for, or on behalf of, the Company, (a) used any corporate assets for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (b) made any direct or indirect unlawful payment to any foreign or domestic governmental official or employee, (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, or (d) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic governmental official or employee.

         2.29 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors. The issuance of the Securities to the Investors will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act or any applicable rules of the American Stock Exchange or any other exchange or market on which the Company's securities are then listed or traded.

      3. Representations and Warranties of each Investor. Each Investor, severally but not jointly, represents and warrants to the Company that:

         3.1 Investment Intent. The Investor is acquiring the Securities pursuant to this Agreement with its own funds for its own account and not as a nominee or agent for the account of any other person. No other person has any interest, beneficial or otherwise, in any of the Securities to be purchased by the Investor. Except as provided herein, the Investor is not obligated to transfer any Securities to any other person, nor does the Investor have any agreement or understanding with any other person to do so. The Investor is purchasing the Securities for investment purposes and not with a view towards their distribution in violation of the Securities Act. Notwithstanding the foregoing, the disposition of the Investor's property shall be at all times within the Investor's own control, and the Investor's right to sell or otherwise dispose of all or any part of the Securities purchased by it pursuant to an effective registration statement under the Securities Act or under an exemption under the Securities Act shall not be prejudiced. Nothing herein shall prevent the distribution of any Securities to any member, partner or stockholder, former member, partner or stockholder of the Investor in compliance with the Securities Act and applicable state "blue sky" laws.

         3.2 No Public Offering. The Investor is able to bear the economic risk of its investment in the Securities. The Investor is aware that it must be prepared to hold the Securities for an indefinite period and that the Securities have not been, and when issued will not be, registered under the Securities Act or registered or qualified under any state securities law, on the ground that the Securities are being issued by the Company without any public offering within the meaning of Section 4(2) of the Securities Act. The Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. The Investor is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or any solicitation of a subscription by any person not previously known to the Investor in connection with investments in securities generally.

         3.3 Securities will be "Restricted Securities". The Investor understands that the Securities will be "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act and, accordingly, that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Investor understands and agrees that, except as provided herein and in the Registration Rights Agreement, the Company is not under any obligation to register the Securities under the Securities Act.

         3.4 Accredited Investor. The Investor has been advised or is aware of the provisions of Regulation D under the Securities Act relating to the accreditation of investors, and the Investor is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act.

         3.5 Sophistication of the Investor. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment contemplated by this Agreement and has the capacity to protect its own interests. The Investor acknowledges that investment in the Securities is highly speculative and involves a substantial and high degree of risk of loss of the Investor's entire investment. The Investor has adequate means of providing for current and anticipated financial needs and contingencies, is able to bear the economic risk of the investment for an indefinite period of time and has no need for liquidity of the investment in the Securities and could afford complete loss of such investment.

         3.6 Brokers' Fees. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission payable by the Company in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Investor.

         3.7 Organization. The Investor is a corporation, limited liability company or limited partnership, as the case may be, duly organized, validly existing and in good standing in the jurisdiction of its formation. The Investor has all requisite corporate, limited liability company or limited partnership power and authority, as the case may be, to execute, deliver and carry out the terms of this Agreement and the Registration Rights Agreement.

         3.8 Execution and Binding Effect. The execution and delivery of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Investor. Upon the execution and delivery by the Investor, this Agreement and the Registration Rights Agreement shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium or other laws relating to or limited by creditors' rights generally or by equitable principles relating to enforceability.

      4. Certain Covenants of the Company. The Company covenants with the Investors as follows, which covenants are for the benefit of the Investors and their respective permitted assignees.

         4.1 Efforts. The Company shall cooperate and use its best efforts to take, or cause to be taken, all appropriate action, and to make, or cause to be made, all filings necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the other Related Documents and to fulfill the conditions to the sale and issuance of the Securities, including, without limitation, its best efforts to (a) obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and parties to contracts with the Company, and (b) defend against and respond to any action, suit, proceeding or investigation relating to the transactions contemplated by this Agreement and the other Related Documents, in each case as are necessary for consummation of the transactions contemplated by this Agreement, and the other Related Documents and to fulfill the conditions to the sale and issuance of the Securities. The Company shall file on Form D with the SEC in accordance with its rules and regulations, relating to the transactions contemplated by this Agreement and the Related Documents and shall take all other necessary action and proceedings as may be required by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Investors.

         4.2 No Integration. The Company will not make any offers or sales of any security (other than the Securities) under circumstances that would cause the offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the Securities Act.

         4.3 Registration and Listing. The Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all material respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein or in the Registration Rights Agreement. The Company shall use its best efforts to continue the listing or trading of its Common Stock on the AMEX, any successor market or any other national securities exchange. The Company will promptly file the "Listing Application" for, or in connection with, the issuance and delivery of the Securities.

         4.4 Compliance with Laws. The Company shall comply, and cause each of its subsidiaries to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a material adverse effect on the Condition of the Company.

         4.5 Keeping of Records and Books of Account. The Company shall keep and cause each of its subsidiaries to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

         4.6 Other Agreements. The Company and its subsidiaries shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability of the Company or any of its subsidiaries to perform its respective obligations under any agreements or documents contemplated by this Agreement and the Related Documents.

         4.7 Reservation of Shares. So long as the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock required to fully effect the exercise of the Warrants.

      5. The Investor's Conditions to the Closing. Each Investor's obligation to purchase and pay for the Securities is subject to the fulfillment to such Investor's satisfaction or waiver thereof by the Investor at or prior to the Closing of the conditions set forth below. These conditions are for the Investor's sole benefit and may be waived by the Company at any time in its sole discretion.

         5.1 Representations and Warranties. The representations and warranties of the Company contained in this Agreement and the Registration Rights Agreement shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made as of the date of the Closing.

         5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed by it or with which it is required to have complied on or before the Closing.

         5.3 Securities Compliance. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         5.4 No Suspension, Etc. Trading in the Company's Common Stock shall not have been suspended by the SEC (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the AMEX, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any national or international calamity or crisis of such magnitude in its effect on any financial market which, in each case, in the reasonable judgment of the Investors, makes it impracticable or inadvisable to purchase the Shares and Warrants.

         5.5 Consents, Permits, and Waivers. The Company shall have obtained any and all consents, licenses, permits, orders, authorizations, waivers and the like necessary or appropriate for consummation of the transactions contemplated by this Agreement and the other Related Documents (except for such as may be properly obtained subsequent to the Closing).

         5.6 Stockholder Approval. The Company shall have satisfied all stockholder approval requirements of applicable law, rule or regulation, including provisions of the American Stock Exchange, or any other exchange or market on which the Common Stock is then listed or traded.

         5.7 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

         5.8 Absence of Litigation. No action, suit or proceeding challenging this Agreement, the other Related Documents or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

         5.9 Reservation of Shares. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the issuance of the Shares and the full exercise of the Warrants, a number of shares of Common Stock equal to the aggregate number of the Shares and the number of Common Shares issuable upon full exercise of the Warrants assuming the Warrants were granted on the Closing Date and were fully exercised on such date regardless of any limitation on the timing or amount of such exercises.

         5.10 Compliance Certificate. The Company shall deliver to each Investor at the Closing, relating to such Investor's purchase of shares of Common Stock and the issuance of the Warrants, a certificate signed by the President of the Company stating that the Company has complied with or satisfied each of the conditions to the Investor's obligation to consummate the Closing set forth in Sections 5.1 through 5.9, unless waived in writing by the Investor.

         5.11 Walk Away Threshold. The Company shall have notified the Investors in writing and orally (in accordance with Section 1.5) as to whether or not the Walk Away Threshold will be triggered prior to, concurrently with, or immediately after, the Closing, and shall have given the Investors sufficient time to exercise their Investor Withdrawal Rights.

         5.12 Registration Rights Agreement. The Registration Rights Agreement shall have been executed by all the parties thereto on or prior to such Closing.

         5.13 Legal Opinion of Company Counsel. On or before the Closing Date, the Company shall deliver to each Investor an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, in the form attached hereto as Exhibit C.

         5.14 Expenses. At the Closing, the Company shall pay the reasonable legal fees and expenses of Dechert, LLP (as legal counsel for the Investors), incurred in connection with this Agreement, the other Related Documents and the transactions contemplated hereby and thereby, up to a maximum of Twenty Thousand Dollars ($20,000).

         5.15 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor, and the Investor shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

      6. The Company's Conditions to the Closing. The Company's obligation to deliver the Securities at the Closing is subject to the fulfillment to the Company's satisfaction or waiver thereof by the Investors at or prior to the Closing of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         6.1 Representations and Warranties. The representations and warranties of each Investor contained in Section 3 hereof shall be true and correct on and as of the Closing.

         6.2 Performance. The Investors shall have performed and complied in all material respects with all agreements, obligations, and conditions contained in the Agreement that are required to be performed by it or them or with which it or they are required to have complied on or before the Closing.

      7. Transfer of Securities; Legends.

         7.1 Nontransferability. The Securities are not transferable except upon the conditions specified in the Registration Rights Agreement and applicable federal and state securities laws.

         7.2 Certificates to be Legended. The Investor understands that each stock certificate representing Securities acquired hereunder will bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

         7.3 Removal of Legend. The Company shall promptly reissue unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably satisfactory to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

      8. Miscellaneous.

         8.1 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares and the Warrants to be sold to the Investors hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

         8.2 Public Statements or Press Releases. None of the parties to this Agreement shall make, issue, or release any announcement, whether to the public generally, or to any of its suppliers or customers, with respect to this Agreement or the other Related Documents or the transactions provided for herein or therein, or make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without the prior consent of the other parties, which shall not be unreasonably withheld, conditioned or delayed, provided, that nothing in this
Section 8.2 shall prevent any of the parties hereto from making such public announcements as it may consider necessary in order to satisfy its legal or regulatory obligations, but to the extent not inconsistent with such obligations, it shall provide the other parties with an opportunity to review and comment on any proposed public announcement before it is made.

         8.3 Survival of Warranties. The warranties, representations and covenants of the Company and each Investor contained in or made pursuant to this Agreement or the other Related Documents shall survive the execution and delivery of this Agreement and the Closing. The Company agrees to indemnify and hold harmless each Investor and its respective members, managers, partners, officers, directors, employees and agents from and against all losses, claims, reasonable expenses, judgments, damages and liabilities, including reasonable attorney fees and expert fees, which arise in connection with or arise out of the breach of any representations, warranties, agreements and/or covenants of the Company contained in this Agreement or the other Related Documents. Each Investor severally and not jointly agrees to indemnify and hold harmless the Company and its significant subsidiaries from and against all losses, claims, reasonable expenses, judgments, damages and liabilities, including reasonable attorney fees, which arise in connection with or arise out of the breach of any representations, warranties, agreements and/or covenants of such Investor contained in this Agreement or the other Related Documents.

         8.4 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding more than 50% of the outstanding shares of Common Stock acquired hereunder. Any amendment or waiver effective in accordance with this Section
8.4 shall be binding upon each Investor, his, her or its heirs, representatives or permitted assigns, and the Company and its heirs, representatives and permitted assigns.

         8.5 Notices. Any notice, consent, authorization or other communication to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile transmission with receipt acknowledged by the addressee, three days after being mailed by first class mail, or the next business day after being deposited for next-day delivery with a nationally recognized, receipted, overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice at the address(es) specified on the signature page of this Agreement for the Company and each Investor (or at such other address as shall be specified by like notice).

         8.6 Entire Agreement. This Agreement (including the Schedules and Exhibits, and the other Related Documents) contains the entire agreement of the parties and supersedes all prior negotiations, correspondence, term sheets, agreements and understandings, written and oral, between or among the parties regarding the subject matter hereof.

         8.7 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the respective heirs, representatives, successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective heirs, representatives, successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         8.8 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, such provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

         8.9 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the law of the State of New York without giving effect to the choice of law provisions.

         8.10 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the other Related Documents, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         8.11 Interpretation. This Agreement and the other Related Documents shall be construed according to its fair language. The rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement and the other Related Documents.

         8.12 Further Assurances. Each party shall execute such other and further certificates, instruments and other documents as may be reasonably necessary and proper to implement, complete and perfect the transactions contemplated by this Agreement.

         8.13 Counterparts. This Agreement and the other Related Documents may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall be considered one and the same agreement.

         8.14 Assignment. Each Investor may assign or transfer all or any part of the Securities acquired hereunder provided that the conditions specified in
Section 7 are satisfied, which conditions are, among other things, intended to insure compliance with the provisions of the Securities Act and state securities laws in respect of the transfer of any of the Securities acquired hereunder. The Company shall not assign this Agreement or any rights hereunder or delegate any duties hereunder. Any attempted or purported assignment or delegation in violation of the preceding sentence shall be void.

         8.15 Titles and Subtitles. The titles and subtitles used in this Agreement or the other Related Documents are used for convenience only and are not to be considered in construing or interpreting this Agreement or the other Related Documents.

   [Remainder of this page intentionally left blank; signature page follows]




      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date first set forth above.

                                  THE COMPANY

                                  KFX, INC.



                                 By:  /s/  Theodore Venners
                                    ------------------------------------------
                                 Name:     Theodore Venners
                                 Title:    President & Chief Executive Officer
                                 Address:  3300 East First Avenue, Suite 290
                                           Denver, CO  80206
                                 Facsimile:(303) 293-8430


                                THE INVESTORS:


                                SECURITY EQUITY FUND
                                   on behalf of the Mid Cap Value Series


                                By:  /s/ James P. Schier
                                   -------------------------------------------
                                Name:      James P. Schier
                                Title:     Vice President
                                Address:   One Security Benefit Place
                                           Topeka, Kansas 66636-0001
                                Attention: General Counsel
                                Facsimile: (785) 438-3080


                                SBL FUND
                                   on behalf of Series V


                                By:  /s/ James P. Schier
                                   -------------------------------------------
                                Name:      James P. Schier
                                Title:     Vice President
                                Address:   One Security Benefit Place
                                           Topeka, Kansas 66636-0001
                                Attention: General Counsel
                                Facsimile: (785) 438-3080

                                SECURITY MID CAP GROWTH FUND


                                By:  /s/ James P. Schier
                                   -------------------------------------------
                                Name:      James P. Schier
                                Title:     Vice President
                                Address:   One Security Benefit Place
                                           Topeka, Kansas 66636-0001
                                Attention: General Counsel
                                Facsimile: (785) 438-3080


                                SBL FUND
                                   on behalf of Series J


                                By:  /s/ James P. Schier
                                   -------------------------------------------
                                Name:      James P. Schier
                                Title:     Vice President
                                Address:   One Security Benefit Place
                                           Topeka, Kansas 66636-0001
                                Attention: General Counsel
                                Facsimile: (785) 438-3080



                                YAZOO CAPITAL HOLDINGS I, LLC


                                By:  /s/ William H. Walker
                                   -------------------------------------------
                                Name:      William H. Walker
                                Title:     Managing Partner
                                Address:   1100 Poydras Street, Suite 3500
                                           New Orleans, LA  70163-3500
                                Facsimile: (504) 582-2451


                                LIBERTY VIEW FUNDS, LP


                                By:  /s/ Steven S. Rogers
                                   -------------------------------------------
                                Name:      Steven S. Rogers
                                Title:     Authorized Signatory/Director
                                Address:   c/o LibertyView Capital Management
                                           A Division of Neuberger Berman, LLC
                                           111 River Street - Suite 1000
                                           Hoboken, NJ 07030-5776

                                Facsimile:(201) 216-8625


                                LIBERTY VIEW SPECIAL OPPURTUNITIES
                                   FUND, LP


                                By:  /s/ Steven S. Rogers
                                   -------------------------------------------
                                Name:      Steven S. Rogers
                                Title:     Authorized Signatory/Director
                                Address:   c/o LibertyView Capital Management
                                           A Division of Neuberger Berman, LLC
                                           111 River Street - Suite 1000
                                           Hoboken, NJ 07030-5776

                                Facsimile:(201) 216-8625


                                HARVEST PARTNERS II LP


                                By:  /s/ Richard A. Horstman
                                   -------------------------------------------
                                Name:      Richard A. Horstman
                                Title:     General Partner
                                Address:   31 Boulderwood Drive
                                           Bernardsville, NJ 07924

                                Facsimile: (201) 291-5979

                                BIG CAT ENERGY PARTNERS, LP


                                By:  /s/ Paul R. Leibman
                                   -------------------------------------------
                                Name:      Paul R. Leibman
                                Title:     Manager
                                Address:   P.O. Box 359
                                           Richland, OR 97870

                                Facsimile: (541) 893-6823



                                RICHARD C. MCKENZIE, JR., IRA

                                By:  Delaware Charter Guarantee & Trust
                                       Company TTE
                                     FBO:   Richard  C.  McKenzie, Jr.
                                     IRA # 18087509


                                By:  /s/ Michael L. Garnett
                                   -------------------------------------------
                                Name:      Delaware Charter
                                           Garantee & Trust Company, TTE
                                  Title:   Trustee
                                  Address: P.O. Box 8963
                                           Wilmington, DE 19899-8963
                                           Tax ID # 51-0099493

                                By:  /s/ Richard C. McKenzie, Jr.
                                   -------------------------------------------
                                Name:      Richard C. McKenzie, Jr.
                                Title:     Owner
                                Address:   118 John Street
                                           Greenwich, CT 06831

                                Facsimile: (203) 625-9356 (760) 776-9306

                                /s/ Albert C. Chaplain Jr.
                                   -------------------------------------------
                                ALBERT C. CHAPLAIN JR.
                                Address:   105 Destin Lane
                                           River Ridge, LA  70123

                                Facsimile: (504) 582-2451


                                THE CATALYST FUND (BERMUDA), L.P.

                                By:  Catalyst Investment Management Co., LLC


                                By:  /s/ Francis X. Gallagher
                                   -------------------------------------------
                                Name:      Francis X. Gallagher
                                Title:     Principal
                                Address:   300 Park Avenue, Suite 1723
                                           New York, NY  10022

                                Facsimile: (212) 572-6410



                                FLEET MARITME (CATALYST)

                                By:  Catalyst Investment Management Co., LLC


                                By:  /s/ Francis X. Gallagher
                                   -------------------------------------------
                                Name:      Francis X. Gallagher
                                Title:     Principal
                                Address:   300 Park Avenue, Suite 1723
                                           New York, NY  10022

                                Facsimile: (212) 572-6410



                                CHAMBERLIN INV. LTD 2 (CATALYST)

                                By:  Catalyst Investment Management Co., LLC


                                By:  /s/ Francis X. Gallagher
                                   -------------------------------------------
                                Name:      Francis X. Gallagher
                                Title:     Principal
                                Address:   300 Park Avenue, Suite 1723
                                           New York, NY  10022

                                Facsimile: (212) 572-6410




                                GREEN FOREST (CATALYST)

                                By:  Catalyst Investment Management Co., LLC


                                By:  /s/ Francis X. Gallagher
                                   -------------------------------------------
                                Name:      Francis X. Gallagher
                                Title:     Principal
                                Address:   300 Park Avenue, Suite 1723
                                           New York, NY  10022

                                Facsimile: (212) 572-6410



                                FARVANE, LTD. (CATALYST)

                                By:  Catalyst Investment Management Co., LLC


                                By:  /s/ Francis X. Gallagher
                                   -------------------------------------------
                                Name:      Francis X. Gallagher
                                Title:     Principal
                                Address:   300 Park Avenue, Suite 1723
                                           New York, NY  10022

                                Facsimile: (212) 572-6410



                                EDENWORLD (CATALYST)

                                By:  Catalyst Investment Management Co., LLC


                                By:  /s/ Francis X. Gallagher
                                   -------------------------------------------
                                Name:      Francis X. Gallagher
                                Title:     Principal
                                Address:   300 Park Avenue, Suite 1723
                                           New York, NY  10022

                                Facsimile: (212) 572-6410



                                  SCHEDULE A
                                  ----------

                             SCHEDULE OF INVESTORS
--------------------------------------------------------------------
             Investors              Common    Warrant     Purchase
                                     Stock     Stock      Price
--------------------------------------------------------------------
Security Equity Fund                 760,000  152,000   $1,900,000
      on behalf of the Mid Cap
      Value Series
--------------------------------------------------------------------
SBL Fund on behalf of Series V       840,000  168,000   $2,100,000
--------------------------------------------------------------------
Security Mid Cap Growth Fund         720,000  144,000   $1,800,000
--------------------------------------------------------------------
SBL Fund on behalf of Series J     1,680,000  336,000   $4,200,000
--------------------------------------------------------------------
Richard C. McKenzie, Jr., IRA        800,000  160,000   $2,000,000
--------------------------------------------------------------------
Big Cat Energy Partners, LP          400,000   80,000   $1,000,000
--------------------------------------------------------------------
LibertyView Funds, LP                220,000   44,000     $550,000
--------------------------------------------------------------------
LibertyView Special Oppurtunities     80,000   16,000     $200,000
Fund, LP
--------------------------------------------------------------------
Harvest Partners II LP               200,000   40,000     $500,000
--------------------------------------------------------------------
Yazoo Capital Holdings I, LLC        100,000   20,000     $250,000
--------------------------------------------------------------------
Albert C. Chaplain Jr.               100,000   20,000     $250,000
--------------------------------------------------------------------
The Catalyst Fund (Bermuda), L.P.     26,924    5,385      $67,310
--------------------------------------------------------------------
Fleet Maritme (Catalyst)              17,638    3,528      $44,095
--------------------------------------------------------------------
Chamberlin Inv. Ltd 2 (Catalyst)      17,595    3,519   $43,987.50
--------------------------------------------------------------------
Green Forest (Catalyst)               15,676    3,135      $39,190
--------------------------------------------------------------------
Farvane, Ltd. (Catalyst)               4,217      843   $10,542.50
--------------------------------------------------------------------
Edenworld (Catalyst)                  17,950    3,590      $44,875
--------------------------------------------------------------------
                             TOTAL 6,000,000 1,200,000 $15,000,000
--------------------------------------------------------------------





                                                                     Exhibit A

THE WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

                       WARRANT TO PURCHASE COMMON STOCK
                                      OF
                                   KFX INC.

March 4, 2003
No.  [NUMBER]

      This certifies that [HOLDER] (the "Holder") is entitled, subject to the terms and conditions of this Warrant, to purchase from KFx Inc., a Delaware corporation (the "Company"), all or any part of an aggregate of eight hundred thousand (800,000) shares of the Company's authorized and unissued Common Stock, par value $0.001 per share (the "Warrant Stock"), at the Warrant Price (as defined herein), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit A and simultaneous payment of the Warrant Price for each share of Warrant Stock so purchased in lawful money of the United States. The term of this Warrant shall expire on the fifth anniversary of the date of issuance of this Warrant (the "Expiration Date"). The Holder may exercise the Warrant at any time after the date of this Warrant and prior to the Expiration Date.

      This Warrant is one of a series of warrants issued pursuant to that certain Common Stock and Warrant Purchase Agreement, dated March 4, 2003 (the "Purchase Agreement"), by and among the Company and the investors listed on Schedule A to the Purchase Agreement.

      1. Definitions. The following definitions shall apply for purposes of this Warrant:

         1.1 "Certificate of Incorporation" means the Certificate of Incorporation of the Company as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

         1.2 "Company" means the "Company" as defined above and includes any corporation or other entity that succeeds to or assumes the obligations of the Company under this Warrant.

         1.3 "Fair Market Value" of a share of Warrant Stock means (a) if the Common Stock is traded on a securities exchange, the average of the closing price each day over the thirty consecutive day period ending three Trading Days before the date on which the fair market value of the securities is being determined, (b) if the Common Stock is actively traded over-the counter, the average of the closing bid and asked prices quoted on the Nasdaq system (or similar system) each day over the thirty consecutive day period ending three Trading Days before the date on which the fair market value of the securities is being determined, or (c) if at any time the Common Stock is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, then as determined by mutual agreement of the Holder and the Company.

         1.4 "Holder" means the "Holder" as defined above.

         1.5 "Original Issue Date" means March 4, 2003.

         1.6 "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of March 4, 2003, as it may be amended and restated from time to time, by and among the Company and the investors listed on Schedule A attached thereto.

         1.7 "Securities Act" means the Securities Act of 1933, as amended.

         1.8 "Trading Day" means (a) a day on which the Common Stock is traded on the AMEX, or (b) if the Common Stock is not listed on the AMEX, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not traded on any other registered national stock exchange, a day on which the Common Stock is traded on the OTC Bulletin Board, or (d) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in subclauses (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

         1.9 "Warrant" means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

         1.10 "Warrant Price" means $2.75 per share of Warrant Stock, as the same may be adjusted pursuant to the terms of this Warrant.

         1.11 "Warrant Stock" means the Common Stock of the Company. The number and character of shares of Warrant Stock are subject to adjustment as provided herein and the term "Warrant Stock" shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

      2. Exercise.

         2.1 Method of Exercise. Subject to the terms and conditions of this Warrant, the Holder may exercise the purchase rights represented by this Warrant in whole or in part, at any time or from time to time, on or after the date hereof and before the Expiration Date, by surrendering this Warrant at the principal offices of the Company, together with the subscription form attached hereto, duly completed and executed by the Holder, and payment of an amount equal to the product obtained by multiplying (a) the number of shares of Warrant Stock so purchased by (b) the Warrant Price.

         2.2 Form of Payment. Payment may be made by (a) a bank or cashiers check payable to the Company's order, (b) wire transfer of funds to the Company, or (c) as mutually agreed to by the parties in writing.

         2.3 Partial Exercise. Upon a partial exercise of this Warrant, this Warrant shall be surrendered by the Holder and replaced with a new Warrant or Warrants of like tenor for the balance of the shares of Warrant Stock purchasable under the Warrant surrendered upon such purchase. The Warrant or Warrants will be delivered to the Holder thereof within a reasonable time.

         2.4 No Fractional Shares. No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the Company will pay to the Holder an amount equal to such fraction multiplied by the Fair Market Value of a share of Warrant Stock.

      3. Issuance of Stock.

         3.1 Issuance of Stock. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As soon as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 3.1.

      3.2 Stock Fully Paid. The Company represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance and payment therefor in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens, charges or any other encumbrances created by or through Company. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the full exercise of this Warrant.

      3.3 Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Company will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Company shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Company will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Company.

      3.4 Exempt from Registration. The offer, sale and issuance of the Warrant Stock issued upon the exercise of this Warrant shall be exempt from the registration requirements of the Securities Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

      3.5 Transferability of Warrant. This Warrant and all rights hereunder may be transferred by a Holder without the consent of the Company subject to all applicable securities laws. If transferred pursuant to this paragraph, this Warrant and all rights hereunder may be transferred on the books of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Company, properly endorsed (by the Holder executing an assignment) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Company for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

      3.6 Restrictions. The restrictions upon the transfer of this Warrant or the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when the shares of Warrant Stock shall have been resold pursuant to an effective registration statement under the Securities Act, (B) upon the Company's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Company, addressed to the Company to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Company's receipt of other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Company (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by Appendix I relating to the Securities Act and state securities laws.

      4. Adjustment Provisions. The number and character of shares of Warrant Stock issuable on exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

         4.1 Adjustments for Subdivisions, Combinations, etc. If the Company shall at any time after the date of issuance of this Warrant (a) subdivide the outstanding shares of the Company, (b) combine the outstanding shares of the Company into a smaller number of shares, or (c) declare any stock dividend, reclassification or recapitalization or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities), then the Warrant Price and the number and kind of shares of Warrant Stock receivable on exercise, in effect at the time of the effective date of such subdivision, combination, stock dividend, reclassification or recapitalization or other similar event, shall be proportionally adjusted so that on exercise of the Warrant after such time the Holder shall receive the same number and kind of shares which, if this Warrant had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such subdivision, combination, stock dividend, reclassification or recapitalization. Any adjustment made pursuant to this Section 4.1 shall be made successively when any event listed above shall occur and shall be retroactive to the record date, if any, for such event. All calculations made under this Section 4.1 shall be made to the nearest 1/100th cent or to the nearest share, as the case may be.

         4.2 Adjustment for Other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 4.1), or (b) assets, then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

         4.3 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or of any other corporation or entity, the stock or other securities of which are at the time receivable upon the exercise of this Warrant) after the date of this Warrant, or in case, after such date, the Company (or any such corporation or entity) shall consolidate with or merge into another corporation or entity or convey all or substantially all its assets to another corporation or entity, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant. The successor or purchasing corporation or entity in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. In each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or conveyance.

         4.4 Notice of Adjustments. Whenever the Warrant Price or number of shares of Warrant Stock issuable upon exercise hereof shall be adjusted pursuant to Section 4 hereof, the Company shall issue a written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of shares of Warrant Stock purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such notice to be mailed to the Holder. The Company shall provide the Holder with not less than 10 days prior written notice of (a) any event resulting in an adjustment under Section 4 and (b) any sale, lease or other disposition of all or substantially all of the assets of the Company.

         4.5 No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Warrant Price or in the number of shares of Warrant Stock issuable upon its exercise.

         5. No Rights or Liabilities as Stockholder. This Warrant does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a stockholder of the Company for any purpose.

         6. Attorneys' Fees. In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including attorneys' fees.

         7. Loss or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

      8. Governing Law. This Warrant shall be governed by and construed and interpreted in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws.

      9. Headings. The headings and captions used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

      10. Notices. Any request, consent, notice or other communication required or permitted under this Warrant shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being deposited as first class mail with the United States Postal Service, all charges or postage prepaid, and properly addressed to the party to receive the same at the address indicated for such party on the signature pages of the Purchase Agreement. Any party may, at any time, by providing ten days' advance notice to the other party hereto, designate any other address in substitution of an address established pursuant to the foregoing. All correspondence to the Company shall be addressed as follows:

                KFx Inc.
                3300 East First Avenue, Suite 290
                Denver, CO  80206
                Facsimile:  (303) 293-8430
                Attention:  Chief Executive Officer

                with a copy to:

                Leslie J. Goldman, Esq.
                Skadden, Arps, Slate, Meagher & Flom LLP
                1440 New York Avenue, N.W.
                Washington, DC  20005
                Facsimile:  (202) 393-5719

      11. Amendment; Waiver. Any term of this Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

      12. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Warrant shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

      13. Terms Binding. By acceptance of this Warrant, the Holder accepts and agrees to be bound by all the terms and conditions of this Warrant.

      14. Registration Rights. All shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to be "Registrable Securities" or such other definition of securities entitled to registration rights pursuant to the Registration Rights Agreement, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Securities thereunder.

      15. No Impairment. The Company will not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon exercise of this Warrant.

      16. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      17. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.




      IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the date set forth below.

      Dated: March 4, 2003

                                   KFX INC.


                                   By:________________________________________
                                   Name:Theodore Venners
                                   Title:President and Chief Executive Officer




                                   EXHIBIT A
                                   ---------

                             FORM OF SUBSCRIPTION
                             --------------------

                  (To be signed only on exercise of Warrant)

To: KFx Inc.

      (1) The undersigned Holder hereby elects to purchase ___________ shares of Common Stock of KFx Inc. (the "Warrant Stock"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

      (2) In exercising the Warrant, the undersigned Holder hereby makes the representations and warranties set forth on Appendix I hereto as of the date hereof.

      (3) Please issue a certificate or certificates representing such shares of Warrant Stock in the name or names specified below:

------------------------------------      ----------------------------------
(Name)                                     (Name)

------------------------------------      ----------------------------------
(Address)                                  (Address)

------------------------------------      ----------------------------------
(City, State, Zip Code)                    (City, State, Zip Code)

------------------------------------      ----------------------------------
(Federal Tax Identification Number)       (Federal Tax Identification Number)

------------------------------------      ----------------------------------
(Date) (Signature of Holder)

------------------------------------      ----------------------------------




                                  Appendix I
                           INVESTMENT REPRESENTATION

The undersigned, _____________________ (the "Holder"), intends to acquire shares of Common Stock (the "Common Stock") of KFx Inc. (the "Company") from the Company pursuant to the exercise or conversion of a Warrant to Purchase Common Stock held by the Holder. The Company intends to issue the Common Stock to the Holder in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, the Holder represents, warrants and agrees as follows:

1. The Holder is acquiring the Common Stock with its own funds for its own account and not as a nominee or agent for the account of any other person. No other person has any interest, beneficial or otherwise, in any of the Common Stock to be purchased by the Holder. Except as provided herein, the Holder is not obligated to transfer any Securities to any other person, nor does the Holder have any agreement or understanding with any other person to do so. The Holder is purchasing the Common Stock for investment purposes and not with a view to the sale or distribution of any Securities, by public or private sale or other disposition, and the Holder has no intention of selling, granting any participation in or otherwise distributing or disposing of any of the Common Stock. The Holder does not intend to subdivide or transfer to any other person the Common Stock acquired by the Holder herewith. Notwithstanding the foregoing, the disposition of the Holder's property shall be at all times within the Holder's own control, and the Holder's right to sell or otherwise dispose of all or any part of the Common Stock purchased by it pursuant to an effective registration statement under the Securities Act or under an exemption under the Securities Act shall not be prejudiced. Nothing herein shall prevent the distribution of any Securities to any member, partner or stockholder, former member, partner or stockholder of the Holder in compliance with the Securities Act and applicable state "blue sky" laws.

2. The Holder is able to bear the economic risk of its investment in the Common Stock. The Holder is aware that it must be prepared to hold the Common Stock for an indefinite period and that the Common Stock has not been, and when issued will not be, registered under the Securities Act or registered or qualified under any state securities law, on the grounds that the Common Stock is being issued by the Company without any public offering within the meaning of
      Section 4(2) of the Securities Act. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. The Holder is not subscribing for the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or any solicitation of a subscription by any person not previously known to the Holder in connection with investments in securities generally.

3. The Holder understands that the Common Stock will be "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act and, accordingly, that the Common Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder understands and agrees that, except as provided in the Registration Rights Agreement dated as of March 4, 2003, by and among the Company and the Investors listed on Schedule A attached thereto, the Company is not under any obligation to register the Common Stock under the Securities Act.

      The Holder also understands and agrees that there will be placed on the certificate(s) for the Common Stock or any substitutions therefor, a legend stating in substance:

           "The securities represented by this certificate have not been registered or qualified under the Securities Act of 1933, as amended, or any state securities laws and thus may not be transferred unless restricted or qualified under that act or such laws or unless, in the opinion of counsel reasonably satisfactory to the issuer, such registration or qualification is not required."

4. The Holder has been advised or is aware of the provisions of Regulation D under the Securities Act relating to the accreditation of investors, and the Holder is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act.

5. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the investment in the Common Stock and has the capacity to protect its own interests. The Holder acknowledges that investment in the Common Stock is highly speculative and involves a substantial and high degree of risk of loss of the Holder's entire investment. The Holder has adequate means of providing for current and anticipated financial needs and contingencies, is able to bear the economic risk of the investment for an indefinite period of time and has no need for liquidity of the investment in the Common Stock and could afford complete loss of such investment.




                                                                Exhibit B

                                   KFX INC.

                         REGISTRATION RIGHTS AGREEMENT



      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of March 4, 2003, by and among KFx Inc., a Delaware corporation (the "Company"), and the Investors listed on Schedule A hereto (each of whom is herein called individually, an "Investor" and all of whom are herein called, collectively, the "Investors"), with reference to the following facts:

      WHEREAS, the Investors are parties to the Common Stock and Warrant Purchase Agreement, dated March 4, 2003 (the "Purchase Agreement");

      WHEREAS, as a condition to the closing of the transactions described in the Purchase Agreement, the Company and the Investors have agreed to enter into this Agreement;

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto further agree as follows:

      1. Certain Definitions. Capitalized terms not defined herein are defined in the Purchase Agreement. The following definitions shall apply for purposes of this Agreement:

         1.1 "Business Day" means any day except Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

         1.2 "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission (the "SEC") that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         1.3 "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.9 hereof.

         1.4 "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         1.5 "register", "registered", and "registration" refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

         1.6 "Registrable Securities" means (a) the shares of the Company's Common Stock issued pursuant to the Purchase Agreement and, if applicable, this Agreement, (b) shares of the Company's Common Stock issuable on exercise of the Warrants issued pursuant to the Purchase Agreement and, if applicable, this Agreement, and (c) any Common Stock of the Company issued as (or issuable on the conversion or exercise of any warrant, right or other security that is issued as) a stock split, stock dividend, distribution, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in clauses (a) and (b) above; provided that there shall be excluded any Registrable Securities sold by a person in a transaction in which that person's rights under Section 2 are not assigned.

         1.7 The number of shares of "Registrable Securities" outstanding shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

         1.8 "Registration Statement" means any Registration Statement of the Company which covers the sale of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such Registration Statement.

         1.9 "Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         1.10 "Rule 158" means Rule 158 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         1.11 "Rule 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         1.12 "Special Counsel" means the special counsel specified by the Holders, in writing, holding at least a majority of the Registrable Securities.

      2. Registration Rights. The Company covenants and agrees as follows:

         2.1 Mandatory Registration. The Company shall prepare and file with the SEC as soon as reasonably possible, but in no event later than five Business Days after filing its Form 10-K for the year ended December 31, 2002 (the "Filing Date"), a Registration Statement on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder necessary to effect a registration of all Registrable Securities) for the purpose of registering under the Securities Act all of the Registrable Securities for resale by the Holders as selling stockholders thereunder, and shall use its best efforts to cause the SEC to declare such Registration Statement effective under the Securities Act as promptly as practicable, but not later than 120 days after the Closing (as defined in the Purchase Agreement) (the "Effectiveness Deadline"). The Company shall have the right to permit any securities, in addition to the Registrable Securities, to be included in the Registration Statement. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act (including filing with the SEC a request for acceleration of effectiveness in accordance with Rule 12dl-2 promulgated under the Exchange Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be "reviewed," or not be subject to further review) as soon as possible after the filing thereof. The Company shall keep such Registration Statement continuously effective under the Securities Act at all times until the earlier of the date (A) on which all the Registrable Securities have been sold, or (B) on which all the Registrable Securities can be sold by all the Holders (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) in any three-month period without volume limitation and without registration in compliance with Rule 144 (the "Effectiveness Period"). If the initial Registration Statement or any subsequent Registration Statement ceases to be effective for any reason as a result of the issuance of a stop order by the SEC at any time during the Effectiveness Period, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 Business Days of such cessation of effectiveness amend such Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Registration Statement covering all of the Registrable Securities. If such an additional Registration Statement is filed, the Company shall use its best efforts to cause such additional Registration Statement to be declared effective as soon as practicable after such filing and to keep such additional Registration Statement continuously effective until the end of the Effectiveness Period.

         2.2 Registration Default. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section
2.1 is not (i) filed with the SEC by the Filing Date, or (ii) declared effective by the SEC by the Effectiveness Deadline, then the Company shall issue an additional warrant (on the same terms and conditions as the Warrants, including the Exercise Price then in effect (a "Registration Warrant")), to acquire that number of shares of Common Stock equal to two percent (2%) of the number of shares of Common Stock issued to the Investors pursuant to the Purchase Agreement for each 30-day period from (x) the Filing Deadline until the Registration Statement has been filed by the Company pursuant to Section 2.1, and (y) the Effectiveness Deadline until the Registration Statement has been declared effective by the SEC pursuant to Section 2.1, pro rated with respect to both subparts (x) and (y) of this sentence for any period less than 30 days. The Registration Warrant shall be issued by the Company to the Investors within three Business Days after the end of any calendar month during which any Registration Statement default occurs or is occurring. The parties agree that the issuance of the Registration Warrant represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by Investors if the Registration Statement has not been declared effective by the SEC on or prior to the Effectiveness Deadline.

         2.3 Piggy-Back Registration.

             (a) Right to Include Common Stock. If the Company at any time proposes to register any offer or sale of Common Stock under the Securities Act (other than the registration agreement contemplated by the Registration Rights Agreement), whether or not for sale for its own account, it will give at least 30 days prior written notice (the "Piggy-Back Notice"), which Piggy-Back Notice shall specify the aggregate number of shares of Common Stock to be registered and will also specify the intended method of disposition thereof, to all Holders of Registrable Securities of its intention to file a registration statement under the Securities Act and of the Holder's rights under this Section 2.3(a). Upon the written request of any Holder of Registrable Securities made within 20 days of the date of delivery of the Piggy-Back Notice, the Company will use its best efforts to effect the registration under the Securities Act of the offer and sale of all Registrable Securities which the Company has been so requested to register by the Holders thereof (a "Piggy-Back Registration") to the extent required to permit the public disposition (in accordance with such intended methods thereof) of the Registrable Securities subject to such requests; provided, however, that (i) if, any time after giving written notice of its intention to register the offer and sale of shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to effect such registration, the Company shall give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any offer and sale of Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses (in accordance with Section 2.6) in connection therewith); and (ii) any Holder of Registrable Securities requesting to be included in such registration may elect, in writing at least 20 days prior to the effective date of the registration statement filed in connection with such registration, not to register the offer and sale of such Holder's Registrable Securities in connection with such registration.

             (b) Priority in Piggy-Back Registrations. If any of the Registrable Securities subject to a Piggy-Back Registration are to be sold in a firm commitment underwritten offering (as described in Section 4.1) and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the total number of shares of Common Stock to be included in such registration, including the Registrable Securities requested to be included pursuant to this Section 2.3, exceeds the maximum number of shares of Common Stock specified by the managing underwriter that may be distributed without materially and adversely affecting the price, timing or distribution of such shares of Common Stock, then the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters, can be sold in the following order of priority: (i) first, all of the shares of Common Stock that the Company proposes to sell for its own account, (ii) second, the shares of Common Stock of any other person having a contractual right to have its shares included in such registration, and (iii) third, the Registrable Securities of any Holder of Registrable Securities that are requested to be included in such Piggy-Back Registration. To the extent that shares of Common Stock to be included in the Piggy-Back Registration must be allocated among the Holder(s) of Registrable Securities pursuant to clause (iii) above, such shares shall be allocated pro rata among the applicable Holder(s) of Registrable Securities based on the number of shares of Common Stock that such Holder(s) of Registrable Securities shall have requested to be included therein.

         2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

             (a) Prepare and file with the SEC on or prior to the Filing Date a Registration Statement with respect to the resale of the Registrable Securities and use best efforts to cause such Registration Statement to be declared effective by the SEC by the Effective Deadline, and, on the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for a period of up to 180 days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided that (i) such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 (or any other Form, to the extent permitted by law) that are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, except to the extent that the Holders (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) of such Registrable Securities may sell those Registrable Securities in any three-month period without regard to the volume limitation and without registration in compliance with Rule 144.

             (b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond promptly to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented. The Company shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder,
(ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (c) Notify the Holder of Registrable Securities to be sold and any Special Counsel promptly (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing and, in the case of (i)(B) or
(i)(C) below, no later than the first (1st) Business Day following the date on which the Registration Statement becomes effective) and (if requested by any such person) confirm such notice in writing no later than three (3) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a "review" of such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose.

             (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction, at the earliest practicable moment; provided that the Company shall not be required to qualify to do business in any state where it is not then qualified to take action that would subject it to tax or to general service of process.

             (e) Promptly furnish to the Holders, without charge, such numbers of copies of a Prospectus, including a preliminary Prospectus and any amendment thereto including financial statements and schedules, and all exhibits (including those previously incorporated by reference), as such Holder may reasonably request, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request to facilitate the disposition of Registrable Securities owned by them.

             (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering subject to the Company's right to select such managing underwriter.

             (g) Use its best efforts to register or qualify or cooperate with the selling Holders and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as the Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

             (h) During the period of time such Registration Statement remains effective, notify each Holder (in accordance with Section 2.4(c)) of Registrable Securities covered by such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and, thereafter, the Company will promptly prepare (and, when completed, deliver to each selling Holder) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided that, at any time after the date which is 30 days after the Registration Statement is declared effective by the SEC for not more than thirty (30) consecutive calendar days (or a total of not more than ninety (90) calendar days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as Prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Holders in writing of the existence of (but in no event, without the prior written consent of an Holders, shall the Company disclose to such investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay.

             (i) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which securities of the same class issued by the Company are then listed.

             (j) Comply in all material respects with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

             (k) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

             (l) Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC.

             (m) Cooperate and assist in any filing required to be made with the National Association of Securities Dealers, Inc.

         2.5 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any reasonable action pursuant to this
Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities.

         2.6 Expenses of Registration. All fees and expenses incurred in connection to the performance of or compliance with registrations, filings or qualifications pursuant to this Section 2, including (without limitation) all registration, filing and qualification fees, printing fees and expenses, accounting fees and expenses, fees and disbursements of counsel for the Company, and the fees and disbursements of counsel for the selling Holders, including any Special Counsel as contemplated by this Section 2, selected by the Holders up to a maximum of $10,000, shall be borne by the Company whether or not any of the Registration Statements are filed or become effective and whether or not any Registrable Securities are sold pursuant to such Registration Statements. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder and the fees and expenses of any person, including special experts, retained by the Company. Anything herein to the contrary notwithstanding, all underwriting discounts, commissions and transfer taxes incurred in connection with a sale of Registrable Securities shall be borne and paid by the Holder thereof, and the Company shall have no responsibility therefor.

         2.7 Indemnification.

             (a) To the extent permitted by law, and notwithstanding any termination of this Agreement, the Company will indemnify and hold harmless each Holder, the partners, officers, directors, stockholders, members and managers of such Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, and any of the foregoing's assignees (provided that such assignee is an affiliate of the Investors), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or relating to any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based on a Violation that occurs in reliance on and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

             (b) To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance on and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Section 2.7(b), for any legal or other expenses reasonably incurred, as incurred, by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed); and provided further that in no event shall any indemnity by such Holder under this Section 2.7(b), when aggregated with amounts contributed, if any, pursuant to Section 2.7(d), exceed the net proceeds from the sale of Registrable Securities hereunder received by such Holder.

             (c) Promptly after receipt by an indemnified party under this
Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

             (d) If the indemnification provided in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided that in no event shall any contribution by a Holder under this Section 2.7(d), when aggregated with amounts paid, if any, pursuant to Section 2.7(b), exceed the net proceeds from the sale of Registrable Securities hereunder received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

             (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

             (f) The obligations of the Company and Holders under this Section
2.7 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 2, and otherwise.

         2.8 Reports under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company covenants to timely:

             (a) Make and keep public information available, as those terms are used in SEC Rule 144, at all times;

             (b) Take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

             (c) File with the SEC in a timely manner, including any permitted extensions, all reports and other documents required of the Company under the Securities Act and the Exchange Act;

             (d) Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon reasonable request, (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company unless such documents are publicly filed with the SEC, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form; and

             (e) Undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

         2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (provided that such transferee or assignee simultaneously assumes in writing the related obligations) by a Holder to a transferee or assignee of such Registrable Securities that (a) is a subsidiary, parent, current or former partner, current or former limited partner, current or former member, current or former manager or stockholder of a Holder, (b) is an entity controlling, controlled by or under common control, or under common investment management, with a Holder, including without limitation a corporation, partnership or limited liability company that is a direct or indirect parent or subsidiary of the Holder, or (c) is a transferee or assignee of at least [5,000] (as adjusted for stock splits, combinations, dividends and the like) shares of such Registrable Securities; provided that: (i) the Company is, within a reasonable time after such transfer, notified of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

      3. Covenants.

         3.1 Reserve for Exercise Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock (the "Exercise Shares") as shall be sufficient to enable it to comply with its exercise obligations under the Warrants. If at any time the number of Exercise Shares shall not be sufficient to effect the exercise of the Warrants, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number as will be sufficient for such purposes. The Company will obtain authorization, consent, approval or other action by, or make any filing with, any administrative body that may be required under applicable state securities laws in connection with the issuance of Exercise Shares.

         3.2 Termination of Covenants. The covenants set forth in Section 3.1 shall terminate as to each Holder and be of no further force and effect at the time the Holders (and their assignees, provided that such assignee is an affiliate of the Investors) no longer hold any Registrable Securities.

      4. Miscellaneous.

         4.1 Lock-Up Agreement. At any time after the date which is thirty
(30) days after the date the Registration Statement is declared effective by the SEC, the underwriters in connection with any firm commitment underwritten public offering of the Common Stock resulting in gross proceeds to the Company of at least $10,000,000 led by at least one underwriter of nationally recognized standing (a "Qualified Public Offering") shall have the right to require that the Holders enter into an agreement (a "Lock-Up Agreement") restricting the Holders from selling Registrable Securities pursuant to the Registration Statement in any public sale for a period not to exceed ninety
(90) days following the consummation of such Qualified Public Offering (the "Underwriters Lock-Up Period"); provided that such underwriters deem this to be reasonably necessary to effect such Qualified Public Offering; and further, provided that all of the Company's directors, executive officers and affiliates shall have also agreed to similar restrictions. The Holders shall be subject to no more than one such restriction in each twelve (12) month period during the Effectiveness Period.

         4.2 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding more than a majority of the Registrable Securities then outstanding. Any amendment or waiver effective in accordance with this Section 4.1 shall be binding upon each Investor, his, her or its heirs, representatives or permitted assigns, and the Company and its heirs, representatives and permitted assigns.

         4.3 Notices. Any notice, consent, authorization or other communication to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile transmission with receipt acknowledged by the addressee, three days after being mailed by first class mail, or the next Business Day after being deposited for next-day delivery with a nationally recognized overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice at the address(es) specified on the signature page of this Agreement for the Company and each Investor (or at such other address as shall be specified by like notice).

         4.4 Entire Agreement. This Agreement (including Schedule A attached hereto), the Purchase Agreement and the Warrants contain the entire agreement of the parties and supersede all prior negotiations, correspondence, term sheets, agreements and understandings, written and oral, between or among the parties regarding the subject matter hereof.

         4.5 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the respective heirs, representatives, successors and permitted assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective heirs, representatives, successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         4.6 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, such provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

         4.7 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the law of the State of New York without regard to principals of conflicts of law thereof.

         4.8 Further Assurances. Each party shall execute such other and further certificates, instruments and other documents as may be reasonably necessary and proper to implement, complete and perfect the transactions contemplated by this Agreement.

         4.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons, or entities or persons under common investment management, shall be aggregated for the purpose of determining the availability of any rights under this Agreement.

         4.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     [remainder of page intentionally left blank; signature page follows]

      IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by or on behalf of the parties hereto as of the date first above written.

                               KFx INC.


                         By:  /s/ Theodore Venners
                              -----------------------------------
                               Name:  Theodore Venners
                               Title:   President & Chief
                               Executive Officer

                                   Address:
                               3300 East First Avenue, Suite 290
                               Denver, CO  80206
                               Fax:  (303) 293-8430

                               with a copy to:

                               Leslie J. Goldman, Esq.
                               Skadden, Arps, Slate, Meagher &
                                   Flom LLP
                               1440 New York Avenue, N.W.
                               Washington, DC  20005
                               Facsimile:  (202) 393-5719


THE INVESTORS:

                          SECURITY EQUITY FUND
                             on behalf of the Mid Cap Value Series


                          By:  /s/ James P. Schier
                                  -----------------------------------
                          Name:                     James P. Schier
                          Title:                     Vice President
                          Address:       One Security Benefit Place
                                          Topeka, Kansas 66636-0001
                                       Attention:  General Counsel
                          Facsimile:                 (785) 438-3080


                          SBL FUND
                             on behalf of Series V


                          By:  /s/ James P. Schier
                                  -----------------------------------
                          Name:                     James P. Schier
                          Title:                     Vice President
                          Address:       One Security Benefit Place
                                          Topeka, Kansas 66636-0001
                                       Attention:  General Counsel
                          Facsimile:                 (785) 438-3080

                          SECURITY MID CAP GROWTH FUND


                          By:  /s/ James P. Schier
                                  -----------------------------------
                          Name:                     James P. Schier
                          Title:                     Vice President
                          Address:       One Security Benefit Place
                                          Topeka, Kansas 66636-0001
                                       Attention:  General Counsel
                          Facsimile:                 (785) 438-3080


                          SBL FUND
                             on behalf of Series J


                          By:  /s/ James P. Schier
                                  -----------------------------------
                          Name:                     James P. Schier
                          Title:                     Vice President
                          Address:       One Security Benefit Place
                                          Topeka, Kansas 66636-0001
                                       Attention:  General Counsel
                          Facsimile:                 (785) 438-3080



                           YAZOO CAPITAL HOLDINGS I, LLC


                          By:  /s/ William H. Walker
                                  -----------------------------------
                          Name:                   William H. Walker
                          Title:                   Managing Partner
                          Address:  1100 Poydras Street, Suite 3500
                                        New Orleans, LA  70163-3500

                          Facsimile:                 (504) 582-2451


                          LIBERTY VIEW FUNDS, LP


                          By:  /s/ Steven S. Rogers
                                  -----------------------------------
                          Name:                       Steven S. Rogers
                          Title:         Authorized Signatory/Director
                          Address:  c/o LibertyView Capital Management
                                   A Division of Neuberger Berman, LLC
                                         111 River Street - Suite 1000
                                                Hoboken, NJ 07030-5776

                          Facsimile:                    (201) 216-8625


                          LIBERTY VIEW SPECIAL OPPURTUNITIES
                                   FUND, LP


                          By:  /s/ Steven S. Rogers
                                  -----------------------------------
                          Name:                      Steven S. Rogers
                          Title:         Authorized Signatory/Director
                          Address:  c/o LibertyView Capital Management
                                   A Division of Neuberger Berman, LLC
                                         111 River Street - Suite 1000
                                                Hoboken, NJ 07030-5776

                          Facsimile:                    (201) 216-8625


                          HARVEST PARTNERS II LP


                          By:  /s/ Richard A. Horstman
                                  -----------------------------------
                          Name:                 Richard A. Horstman
                          Title:                    General Partner
                          Address:             31 Boulderwood Drive
                                            Bernardsville, NJ 07924

                          Facsimile:                 (201) 291-5979

                          BIG CAT ENERGY PARTNERS, LP


                          By:  /s/ Paul R. Leibman
                                  -----------------------------------
                          Name:                     Paul R. Leibman
                          Title:                            Manager
                          Address:                     P.O. Box 359
                                                 Richland, OR 97870

                          Facsimile:                 (541) 893-6823



                          RICHARD C. MCKENZIE, JR., IRA

                          By:  Delaware Charter Guarantee & Trust Company TTE
                                FBO: Richard C. McKenzie, Jr.
                                IRA # 18087509


                               By:  /s/ Michael L. Garnett
                                  ---------------------------------------
                                  Name:       Delaware Charter Garantee &
                                                 Trust Company, TTE
                                  Title:                    Trustee
                                  Address:            P.O. Box 8963
                                          Wilmington, DE 19899-8963
                                                Tax ID # 51-0099493

                          By:  /s/ Richard C. McKenzie, Jr.
                                  ---------------------------------------
                          Name:            Richard C. McKenzie, Jr.
                          Title:                              Owner
                          Address:                  118 John Street
                                                Greenwich, CT 06831

                          Facsimile:                 (203) 625-9356
                                                     (760) 776-9306

                          /s/ Albert C. Chaplain Jr.
                                  ---------------------------------------
                          ALBERT C. CHAPLAIN JR.
                          Address:                 105 Destin Lane
                                             River Ridge, LA  70123

                          Facsimile:                 (504) 582-2451


                          THE CATALYST FUND (BERMUDA), L.P.

                          By:  Catalyst Investment Management Co., LLC


                             By:  /s/ Francis X. Gallagher
                                  ---------------------------------------
                             Name:             Francis X. Gallagher
                             Title:                       Principal
                             Address:   300 Park Avenue, Suite 1723
                                                New York, NY  10022

                             Facsimile:              (212) 572-6410



                          FLEET MARITME (CATALYST)

                          By:  Catalyst Investment Management Co., LLC


                             By:  /s/ Francis X. Gallagher
                                  ---------------------------------------
                             Name:             Francis X. Gallagher
                             Title:                       Principal
                             Address:   300 Park Avenue, Suite 1723
                                                New York, NY  10022

                             Facsimile:              (212) 572-6410



                          CHAMBERLIN INV. LTD 2 (CATALYST)

                          By:  Catalyst Investment Management Co., LLC


                             By:  /s/ Francis X. Gallagher
                                  ---------------------------------------
                             Name:             Francis X. Gallagher
                             Title:                       Principal
                             Address:   300 Park Avenue, Suite 1723
                                                New York, NY  10022

                             Facsimile:              (212) 572-6410



                          GREEN FOREST (CATALYST)

                          By:  Catalyst Investment Management Co.,
                          LLC


                             By:  /s/ Francis X. Gallagher
                                  ---------------------------------------
                             Name:             Francis X. Gallagher
                             Title:                       Principal
                             Address:   300 Park Avenue, Suite 1723
                                                New York, NY  10022

                             Facsimile:              (212) 572-6410



                          FARVANE, LTD. (CATALYST)

                          By:  Catalyst Investment Management Co., LLC


                             By:  /s/ Francis X. Gallagher
                                  ---------------------------------------
                             Name:             Francis X. Gallagher
                             Title:                       Principal
                             Address:   300 Park Avenue, Suite 1723
                                                New York, NY  10022

                             Facsimile:              (212) 572-6410



                             EDENWORLD (CATALYST)

                          By:  Catalyst Investment Management Co., LLC


                             By:  /s/ Francis X. Gallagher
                                  ---------------------------------------
                             Name:             Francis X. Gallagher
                             Title:                       Principal
                             Address:   300 Park Avenue, Suite 1723
                                                New York, NY  10022

                             Facsimile:              (212) 572-6410

1
                                  SCHEDULE A

                             SCHEDULE OF INVESTORS
--------------------------------------------------------------------
             Investors              Common   Warrant      Purchase
                                     Stock    Stock       Price

--------------------------------------------------------------------
Security Equity Fund                 760,000  152,000   $1,900,000
      on behalf of the Mid Cap
      Value Series
--------------------------------------------------------------------
SBL Fund on behalf of Series V       840,000  168,000   $2,100,000
--------------------------------------------------------------------
Security Mid Cap Growth Fund         720,000  144,000   $1,800,000
--------------------------------------------------------------------
SBL Fund on behalf of Series J     1,680,000  336,000   $4,200,000
--------------------------------------------------------------------
Richard C. McKenzie, Jr., IRA        800,000  160,000   $2,000,000
--------------------------------------------------------------------
Big Cat Energy Partners, LP          400,000   80,000   $1,000,000
--------------------------------------------------------------------
LibertyView Funds, LP                220,000   44,000     $550,000
--------------------------------------------------------------------
LibertyView Special Oppurtunities     80,000   16,000     $200,000
Fund, LP
--------------------------------------------------------------------
Harvest Partners II LP               200,000   40,000     $500,000
--------------------------------------------------------------------
Yazoo Capital Holdings I, LLC        100,000   20,000     $250,000
--------------------------------------------------------------------
Albert C. Chaplain Jr.               100,000   20,000     $250,000
--------------------------------------------------------------------
The Catalyst Fund (Bermuda), L.P.     26,924    5,385      $67,310
--------------------------------------------------------------------
Fleet Maritme (Catalyst)              17,638    3,528      $44,095
--------------------------------------------------------------------
Chamberlin Inv. Ltd 2 (Catalyst)      17,595    3,519   $43,987.50
--------------------------------------------------------------------
Green Forest (Catalyst)               15,676    3,135      $39,190
--------------------------------------------------------------------
Farvane, Ltd. (Catalyst)               4,217      843   $10,542.50
--------------------------------------------------------------------
Edenworld (Catalyst)                  17,950    3,590      $44,875
--------------------------------------------------------------------
                            TOTAL  6,000,000 1,200,000 $15,000,000
--------------------------------------------------------------------